UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 4, 2021

PEAPACK-GLADSTONE FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16197	22-3537895
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 Hills Drive, Suite 300, Bedminster, New Jersey	07921
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 234-0700

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	PGC	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 4, 2021, the Annual Meeting of Shareholders of Peapack-Gladstone Financial Corporation (the “Company”) was held.

At the Annual Meeting, the Company’s shareholders took the following actions:

Proposal #1 – Election of Directors. Voted on the election of 13 persons, named in the Proxy Statement, to serve as directors of the Company for the ensuing year constituting the entire Board of Directors.  The following is a list of directors elected at the Annual Meeting.

Name	For	Withheld
Carmen M. Bowser	14,999,099	421,112
Dr. Susan A. Cole	15,151,209	269,002
Anthony J. Consi, II	14,156,158	1,264,053
Richard Daingerfield	15,174,693	245,518
Edward A. Gramigna, Jr	14,973,753	446,458
Peter D. Horst	14,982,659	437,552
Steven A. Kass	15,175,088	245,123
Douglas L. Kennedy	15,176,317	243,894
F. Duffield Meyercord	14,000,688	1,419,523
Patrick J. Mullen	15,165,067	255,144
Philip W. Smith, III	14,223,719	1,196,492
Anthony Spinelli	14,456,212	963,999
Beth Welsh	15,163,078	257,133

There were 1,277,183 broker non-votes on the proposal.

Proposal #2 - Compensation of Executive Officers. Voted on a non-binding, advisory basis to approve the compensation of the Company’s named executive officers.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For	12,080,472
Against	3,244,840
Abstentions	94,899
Broker Non-Votes	1,277,183

Proposal #3 – Approval of the Peapack-Gladstone Financial Corporation 2021 Long-Term Incentive Plan. Voted to approve the Peapack-Gladstone Financial Corporation 2021 Long-Term Incentive Plan.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For	10,529,043
Against	4,822,972
Abstentions	68,196
Broker Non-Votes	1,277,183

Proposal #4 - Ratification of the Independent Registered Public Accounting Firm.  Voted to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions, is as follows:

Number of Votes
For	16,506,959
Against	187,884
Abstentions	2,551

Item 7.01	Regulation FD Disclosure

The Company is furnishing the presentation materials presented at the Annual Meeting as Exhibit 99.1 to this report.  The Company is not undertaking to update this presentation. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 9.01	Financial Statements and Exhibits.

 (d)Exhibits.

Exhibit No.	Title

99.1	Slides used by the Company at the 2021 Annual Meeting of Shareholders

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The press release disclosed in this Item 9.01 as Exhibit 99.1 shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: May 4, 2021	By:	/s/ Jeffrey J. Carfora
Jeffrey J. Carfora
Senior Executive Vice President and Chief Financial Officer

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